SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                         November 20, 2001
                       -------------------

             THE CONNECTICUT LIGHT AND POWER COMPANY
                 Commission File Number 1-11419

State of Incorporation - CONNECTICUT         IRS No.   06-0303850

               -------------------      ----------

    (State or other jurisdiction of     (I.R.S. Employer
     incorporation or organization)     Identification No.)


             107 SELDEN STREET BERLIN, CT 06037-1616
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            (Address of principal executive offices
             The Connecticut Light and Power Company)
                        (Zip Code)

                         (860) 947-2121
                         --------------
      (Registrant's telephone number, including area code)

                         Not Applicable
                         --------------
  (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

     The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         THE CONNECTICUT LIGHT AND POWER COMPANY


                         By: /s/ David R. McHale
                         Name:  David R. McHale
                         Title:  Vice President and Treasurer
                                 of Northeast Utilities Service
                                 Company, as Agent for
                                 THE CONNECTICUT LIGHT AND POWER
                                 COMPANY


Date: November 21, 2001